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[MFS(R) INVESTMENT MANAGEMENT LOGO]

MFS(R) VARIABLE INSURANCE TRUST(SM)                                   PROSPECTUS

MAY 1, 2004                                                        SERVICE CLASS

MFS(R) MID CAP GROWTH SERIES

This Prospectus describes one series of the MFS Variable Insurance Trust (referred to as the trust), which offers Service Class shares.

 1. MFS MID CAP GROWTH SERIES seeks long-term growth of capital (referred to as the Mid Cap Growth Series).

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SERIES' SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

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TABLE OF CONTENTS

                                                                            PAGE
I     Expense Summary                                                         1

II    Risk Return Summary                                                     2

       1. Mid Cap Growth Series                                               2

III   Certain Investment Strategies and Risks                                 5

IV    Management of the Series                                                5

V     Description of Shares                                                   6

VI    Other Information                                                       6

VII   Financial Highlights                                                    8

      Appendix A -- Investment Techniques and Practices                      A-1

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       The trust offers Service Class shares of its 14 series to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts and to qualified pension and retirement plans. Each of these series is managed by Massachusetts Financial Services Company (referred to as MFS or the adviser). One of these is described below.

  I       EXPENSE SUMMARY

-      EXPENSE TABLE

       The "Expense Table" describes the fees and expenses that you may pay when you hold service class shares of each series. These fees and expenses do not take into account the fees and expenses imposed by insurance companies through which your investment in a series may be made. The table is supplemented as follows:

       ANNUAL SERIES OPERATING EXPENSES (expenses that are deducted from a series' assets):

                                                                         MID CAP
                                                                         GROWTH
                                                                         SERIES
                                                                         -------
       Management Fees                                                    0.75%
       Distribution (12b-1) Fees(1)                                       0.25%
       Other Expenses                                                     0.15%
                                                                         -----
       Total Annual Series Operating Expenses                             1.15%
       Fee Reductions                                                      N/A
                                                                         -----
       Net Expenses(2)                                                    1.15%

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       (1)  Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of service class shares (these fees are referred to as distribution fees).
       (2) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these fee reductions, and are therefore higher than the actual expenses of the series.

-      EXAMPLE OF EXPENSES--SERVICE CLASS

       THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE SERIES WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THESE EXAMPLES DO NOT TAKE INTO ACCOUNT THE FEES AND EXPENSES IMPOSED BY INSURANCE COMPANIES THROUGH WHICH YOUR INVESTMENT IN A SERIES MAY BE MADE.

          The examples assume that:

            - You invest $10,000 in the series for the time periods indicated and you redeem your shares at the end of the time periods;

            - Your investment has a 5% return each year and dividends and other distributions are reinvested; and

            -  The series' operating expenses remain the same.

          Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                                        PERIOD
                                       -----------------------------------------
                                       1 YEAR    3 YEARS    5 YEARS     10 YEARS
       -------------------------------------------------------------------------
       Mid Cap Growth Series           $  117    $   365    $   633     $  1,398

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  II      RISK RETURN SUMMARY

       Investment strategies which are common to all series are described under the caption "Certain Investment Strategies."

       1:  MID CAP GROWTH SERIES

-      INVESTMENT OBJECTIVE

       The series' investment objective is long-term growth of capital. This objective may be changed without shareholder approval.

-      PRINCIPAL INVESTMENT POLICIES

       The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalization which the series' investment adviser believes have above-average growth potential.

       Medium market capitalization companies are defined by the series as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap(TM) Growth Index range at the time of the series' investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. The adviser generally expects that it will invest primarily in medium market capitalization companies with market capitalizations in excess of $1 billion. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the series' 80% investment policy. As of December 31, 2003, the top of the Russell Midcap Growth Index range was about $17.0 billion. The series' investments may include securities listed on a securities exchange or traded in the over-the-counter (OTC) markets.

       The series may establish "short" positions in specific securities or indices through short sales. In a short sale, the series borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The series must replace the security it borrowed by purchasing the security at its market value at the time of replacement.

       MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

       The series may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies.

-      PRINCIPAL RISKS OF AN INVESTMENT

       The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

       The principal risks of investing in the series are:

       - MID CAP GROWTH COMPANY RISK: Prices of growth company securities held by the series may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security, and may decline to a greater extent than the overall equity markets (e.g., as represented by the Standard and Poor's 500 Composite Stock Index). Investments in medium capitalization companies can be riskier and more volatile than investments in companies with larger market capitalizations.

       - OVER-THE COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the fund may experience difficulty in purchasing or selling these securities at a fair price.

       - SHORT SALES RISK: The series will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because the series must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is unlimited.

       - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

            - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

            - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

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            -  Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

            - Foreign markets may be less liquid and more volatile than U.S. markets.

       - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

       - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

       - As with any mutual fund, you could lose money on your investment in the fund.

       AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-      BAR CHART AND PERFORMANCE TABLE

       The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

         The series commenced investment operation with the offering of Initial Class shares on May 1, 1998 and subsequently offered Service Class shares on May 1, 2000. Service class share performance includes the performance of the series Initial Class shares for any applicable periods prior to the offering of Service Class shares (blended performance). Because operating expenses of Service Class shares are higher than those of the Initial Class shares, this blended Service Class share performance is higher than it would have been had Service Class shares had been offered for the entire period. Past performance is no guarantee of future results. Blended class performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

       BAR CHART

       The bar chart shows changes in the annual total returns of the series' Service Class shares, assuming the reinvestment of distributions.

[CHART]

2001    (17.63)%
2002    (43.43)%
2003     36.61%

         During the period shown in the bar chart, the highest quarterly return was 28.78% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (33.73)% (for the calendar quarter ended September 30, 2001).

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       PERFORMANCE TABLE

       This table shows how the average annual total returns the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the investment of distributions.

       AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                          1 YEAR     LIFE*
       Mid Cap Growth Series--Service Class Shares        36.61%    (12.24)%
       Russell Mid Cap Growth Index**+                    42.71%    (10.44)%

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       *    Series performance figures are for the period from the commencement of the series' investment operations on April 28, 2000, through
            December 31, 2003. Index returns are from May 1, 2000.
       **   The Russell Mid Cap Growth Index measures the performance of U.S.
            mid cap growth stocks.
       +    Source: Standard & Poor's Micropal, Inc.

       All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown, without these the results would have been less favorable.

-      PORTFOLIO MANAGER

       The series is managed by a team of portfolio managers comprised of David
       E. Sette-Ducati, an MFS Senior Vice President, and Eric B. Fischman. Messrs. Sette-Ducati and Fischman have been employed in the MFS investment management area since: Mr. Sette-Ducati - 1995 and Mr. Fischman - 2000. Prior to joining MFS, Mr. Fischman was an equity research analyst for State Street Research.

       Members of the team may change from time to time, and a current list of team members is available by calling MFS at the telephone number listed in the back of this prospectus.

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  III     CERTAIN INVESTMENT STRATEGIES AND RISKS

-      FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

       Each series may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the series and therefore are not described in this prospectus. The types of securities and investment techniques and practices in which a series may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the trust's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

-      TEMPORARY DEFENSIVE POLICIES

       Each series may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a series invests defensively, it may not be able to pursue its investment objective. A series defensive investment position may not be effective in protecting its value.

-      ACTIVE OR FREQUENT TRADING

       Each series may engage in active or frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the series' performance.

  IV      MANAGEMENT OF THE SERIES

-      INVESTMENT ADVISER

       Massachusetts Financial Services Company (referred to as MFS or the adviser) is the investment adviser to each series. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $140.3 billion as of December 31, 2003. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

       MFS provides investment management and related administrative services and facilities to each series, including portfolio management and trade execution. For these services, each series pays MFS an annual management fee as set forth in the Expense Summary.

       MFD or one or more of its affiliates (for purposes of this section only, collectively, "MFD"), out of their own resources, may make additional cash payments to insurance companies and plan sponsors to whom shares of the series are offered (collectively, "Record Owners") in recognition of their marketing and/or administrative services support. This compensation is not reflected in the fees and expenses listed in the fee table section of the series' prospectus. In the case of any one Record Owner, marketing and administrative support payments, with certain limited exceptions, will not exceed 0.25% of the total assets of the series attributable to the Record Owner, on an annual basis. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may pay or allow other promotional incentives or payments to Record Owner.

       You can find further details in the SAI about the payments made by MFD and the services provided by Record Owners. In addition, you can ask your Record Owner for information about any payments it receives from MFD and any services provided.

-      ADMINISTRATOR

       MFS provides each series with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by each series for a portion of the costs it incurs in providing these services.

-      DISTRIBUTOR

       MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the series.

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-      SHAREHOLDER SERVICING AGENT

       MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for each series, for which it receives compensation from each series.

  V       DESCRIPTION OF SHARES

       The trust offers two classes of shares--initial class shares and service class shares (except the Money Market Series that only offers initial class shares and therefore is not available through this service class prospectus). Service class shares, which bear a Rule 12b-1 distribution fee, are offered through this prospectus. Over time, these fees will increase the cost of your shares and may cost you more than paying other type of sale charges. Initial class shares are available through a separate prospectus. If you would like to receive a copy of this other prospectus, please call the MFS Service Center at the telephone number referenced at the back of this document. These shares are offered to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts. The trust also offers shares of each of its series to qualified pension and retirement plans. All purchases, redemptions and exchanges of shares are made through these insurance company separate accounts and plans, which are the record owner of the shares. Contract holders and plan beneficiaries seeking to purchase, redeem or exchange interests in the trust's shares should consult with the insurance company which issued their contracts or their plan sponsor.

  VI      OTHER INFORMATION

-      PRICING OF SERIES' SHARES

       The price of each class of the series' shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). Net asset value per share is computed by dividing the net assets allocated to each share class by the number of series shares outstanding for that class. On holidays or other days (such as Good Friday) when the New York Stock Exchange is closed, net asset value is not calculated, and the series' do not transact purchase, exchange or redemption orders.

       To determine net asset value, each series values its assets at current market prices where current market prices are readily available (certain short term debt instruments are valued at amortized cost), or at fair value as determined by the adviser under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the series' valuation time that may impact the value of securities traded in these foreign markets. In these cases, the series may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the series' valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

       Certain series invest in securities which are primarily listed on foreign exchanges that trade on weekends and other days when the series does not price its shares. Therefore, the value of these series' shares may change on days when you will not be able to purchase or redeem their shares.

       Insurance companies and plan sponsors are the designees of the trust for receipt of purchase, exchange and redemption orders from contractholders and plan beneficiaries. An order submitted to the trust's designee by the valuation time will receive the net asset value next calculated; provided that the trust receives notice of the order generally by 9:30 a.m. eastern time on the next day on which the New York Stock Exchange is open for trading.

-      DISTRIBUTIONS

       Each series intends to pay substantially all of its net income (including any realized net capital and net foreign currency gains) to shareholders as dividends at least annually.

-      TAX CONSIDERATIONS

       The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in a series may have on your tax situation. Each series of the trust is treated as a separate corporation for federal tax purposes. As long as a series qualifies for treatment as a regulated investment company (which each series has done in the past and intends to do in the future), it pays no federal income

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       tax on the net earnings and net realized gains it distributes to shareholders. In addition, each series also intends to continue to diversify its assets to satisfy the federal diversification tax rules applicable to separate accounts that fund variable insurance and annuity contracts.

       Shares of the series are offered to insurance company separate accounts and to qualified retirement and pension plans. You should consult with the insurance company that issued your contract or your plan sponsor to understand the federal tax treatment of your investment.

-      RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS

       RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made primarily for investment purposes. The series reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading (e.g., trading, which in the reasonable judgement of the series' or its agents, may disrupt portfolio investment strategies or otherwise adversely affect the series) and transactions accepted by an insurance company or retirement plan sponsor through which the transaction is placed. In the event that the series reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The series reserve the right to delay for up to one business day the processing of exchange requests in the event that, in the series' judgment, such delay would be in the series' best interest, in which case both the redemption and purchase side of the exchange will receive the series' net asset value at the conclusion of the delay period.

-      EXCESSIVE TRADING PRACTICES

       EXCESSIVE TRADING POLICIES. Excessive trading into and out of the series can disrupt portfolio investment strategies and increase series' operating expenses. The series are not designed to accommodate excessive trading practices. The series and their agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which represent excessive trading.

       LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the series or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the series and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the series receive purchase, exchange and redemption orders from insurance companies and retirement plans which maintain omnibus accounts with the series. Omnibus account arrangements are common forms of holding shares of a series, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements often permit the intermediaries to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular shareholder(s) is not known to a series. Therefore, the ability of the series to detect excessive trading practices with respect to shares held through omnibus arrangements is limited, and trading patterns representing a significant percentage of shareholders' account activity may not be monitored by the series. The insurance company through which you purchased your variable annuity or variable life contract may impose transfer limitations and other limitations designed to curtail excessive trading. Please refer to your variable annuity or variable life contract for details.

       EXCESSIVE TRADING RISKS. To the extent that the series or their agents are unable to curtail excessive trading practices in a series, these practices may interfere with the efficient management of the series' portfolio, and may result in the series engaging in certain activities to a greater extent then it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the series' operating costs and decrease the series' investment performance, and maintenance of a higher level of cash balances would likewise result in lower series investment performance during periods of rising markets.

       For series that significantly invest in foreign securities traded on markets which may close prior to when the series determines its net asset value (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of series shares held by other shareholders. Because events may occur after the close of these foreign markets and before the series' valuation time that influence the value of these foreign securities, investors may seek to trade series shares in an effort to benefit from their understanding of the value of these foreign securities as of the series' valuation time (referred to as price arbitrage). The series has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it believes to be the fair value of the securities as of the series' valuation time. To the extent that the series does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of series shares held by other shareholders.

       For series that significantly invest in high yield (commonly known as junk bonds) or small cap equity securities, because these securities are often infrequently traded, investors may seek to trade series shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the series' portfolio to a greater degree than series which invest in highly liquid securities, in part because the series may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of series shares held by other shareholders.

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-      IN-KIND DISTRIBUTIONS

       The series have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the series makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. The series do not expect to make in-kind distributions.

-      UNIQUE NATURE OF SERIES

       MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the series, and which may be managed by the series' portfolio manager(s). While a series may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a series and these similar products, including differences in sales charges, expense ratios and cash flows.

-      POTENTIAL CONFLICTS

       Shares of the series are offered to the separate accounts of insurance companies that may be affiliated or unaffiliated with MFS and each other ("shared funding") and may serve as the underlying investments for both variable annuity and variable life insurance contracts ("mixed funding"). Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The trust currently does not foresee any such conflict. Nevertheless, the board of trustees which oversees the series intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more separate accounts of the insurance companies might be required to withdraw its investments in one or more series. This might force a series to sell securities at disadvantageous prices.

  VII     FINANCIAL HIGHLIGHTS

       The financial highlights table is intended to help you understand the series' financial performance for the past five years, or, if a series has not been in operation that long, since the time it commenced investment operations. Certain information reflects financial results for a single series' share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a series (assuming reinvestment of all distributions). The per share data in the financial highlights tables, including total returns, do not reflect fees and charges imposed under the variable annuity and variable life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce total return. This information has been audited by the trust's independent auditors, whose report, together with the trust's financial statements, are included in the trust's Annual Report to shareholders. The series' Annual Report is available upon request by contacting MFSC (see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. The trust's independent auditors are Deloitte & Touche LLP.

1.     MID CAP GROWTH SERIES--SERVICE CLASS

                                                                               YEAR ENDED DECEMBER 31,           PERIOD ENDED
                                                                         ----------------------------------      DECEMBER 31,
SERVICE CLASS SHARES                                                       2003         2002         2001           2000*
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                   $   4.48     $   7.92     $   9.72       $   10.00
                                                                         --------     --------     --------       ---------
Income (loss) from investment operations# --
  Net investment income (loss)@                                          $  (0.04)    $  (0.03)    $  (0.03)      $    0.02
  Net realized and unrealized gain (loss) on investments and
     foreign currency                                                        1.68        (3.41)       (1.67)          (0.30)
                                                                         --------     --------     --------       ---------
        Total from investment operations                                 $   1.64     $  (3.44)    $  (1.70)      $   (0.28)
                                                                         --------     --------     --------       ---------
Less distributions declared to shareholders --
  From net realized gain on investments and foreign
     currency transactions                                               $     --     $     --     $  (0.05)      $      --
  In excess of net realized gain on investments and foreign
     currency transactions                                                     --           --        (0.05)             --
                                                                         --------     --------     --------       ---------
        Total distributions declared to shareholders                     $     --     $     --     $  (0.10)      $      --
                                                                         --------     --------     --------       ---------
Net asset value -- end of period                                         $   6.12     $   4.48     $   7.92       $    9.72
                                                                         --------     --------     --------       ---------
Total return                                                                36.61%      (43.43)%     (17.63)%         (2.80)%++
Ratios (to average net assets)/Supplemental data@:
  Expenses##                                                                 1.14%        1.13%        1.11%           1.11%+
  Net investment income (loss)                                              (0.70)%      (0.58)%      (0.32)%          0.25%+
Portfolio turnover                                                             86%         144%         105%             84%
Net assets at end of period (000 Omitted)                                $ 46,588     $ 14,380     $ 13,929       $   7,033

@ Subject to reimbursement by the series, the investment adviser contractually agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fee.
   Prior to May 1, 2003, the series paid the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Effective May 1, 2003, the series is no longer subject to reimbursement. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

  Net investment loss                                                    $  (0.04)    $  (0.03)    $  (0.03)      $   (0.07)
  Ratios (to average net assets):
     Expenses##                                                              1.16%        1.14%        1.16%           2.41%+
     Net investment loss                                                    (0.72)%      (0.59)%      (0.37)%         (1.05)%+

---------------
* For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
+  Annualized.
++ Not annualized.
#  Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

  APPENDIX A                                               MID CAP GROWTH SERIES

-      INVESTMENT TECHNIQUES AND PRACTICES

       In pursuing its investment objective and investment policies, the Mid Cap Growth Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (/X/) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

       INVESTMENT TECHNIQUES/PRACTICES

       SYMBOLS

       /X/ SERIES USES, OR CURRENTLY ANTICIPATES USING

       --  PERMITTED, BUT SERIES DOES NOT CURRENTLY ANTICIPATE USING

       DEBT  SECURITIES
        ASSET-BACKED SECURITIES
         Collateralized Mortgage Obligations and Multiclass
           Pass-Through Securities                                            --
         Corporate Asset-Backed Securities                                    --
         Mortgage Pass-Through Securities                                     --
         Stripped Mortgage-Backed Securities                                  --
        Corporate Securities                                                 /X/
        Loans and Other Direct Indebtedness                                   --
        Lower Rated Bonds                                                    /X/
        Municipal Bonds                                                       --
        U.S. Government Securities                                           /X/
        Variable and Floating Rate Obligations                               /X/
        Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds             /X/
       Equity Securities                                                     /X/
       FOREIGN SECURITIES EXPOSURE
        Brady Bonds                                                           --
        Depositary Receipts                                                  /X/
        Dollar-Denominated Foreign Debt Securities                            --
        Emerging Markets                                                     /X/
        Foreign Securities                                                   /X/
       Forward Contracts                                                     /X/
       Futures Contracts                                                     /X/
       Indexed Securities/Structured Products                                 --
       Inverse Floating Rate Obligations                                      --
       INVESTMENT IN OTHER INVESTMENT COMPANIES
        Open-End                                                             /X/
        Closed-End                                                           /X/
       Lending of Portfolio Securities                                       /X/
       LEVERAGING TRANSACTIONS
        Bank Borrowings                                                       --
        Mortgage "Dollar-Roll" Transactions                                   --
        Reverse Repurchase Agreements                                         --
       OPTIONS
        Options on Foreign Currencies                                        /X/
        Options on Futures Contracts                                         /X/
        Options on Securities                                                /X/
        Options on Stock Indices                                             /X/
        Reset Options                                                         --
        "Yield Curve" Options                                                 --
       Repurchase Agreements                                                 /X/
       Short Sales                                                           /X/
       Short Term Instruments                                                /X/
       Swaps and Related Derivative Instruments                               --
       Temporary Borrowings                                                  /X/
       Temporary Defensive Positions                                         /X/
       "When-Issued" Securities                                              /X/

MFS(R) VARIABLE INSURANCE TRUST(SM)

If you want more information about the trust and its series, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the series' actual investments. Annual reports discuss the effect of recent market conditions and the series' investment strategy on the series' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated May 1, 2004, provides more detailed information about the trust and its series and is incorporated into this prospectus by reference.

YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE TRUST AND ITS SERIES, AND MAKE INQUIRIES ABOUT THE TRUST AND ITS SERIES, BY CONTACTING:

      MFS Service Center, Inc.
      2 Avenue de Lafayette
      Boston, MA 02111-1738
      Telephone: 1-800-343-2829, EXT. 3500
      Internet: http://www.mfs.com

Information about the trust and its series (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

      Public Reference Room
      Securities and Exchange Commission
      Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the trust and its series are available on the EDGAR Databases on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

      The trust's Investment Company Act file number is 811-8326


                                                   MSG 11/98 224M 90/290/390/890